UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported) December 15, 2005
PROCENTURY CORPORATION
(Exact Name of registrant as Specified in Charter)

Ohio (State or other jurisdiction of Incorporation)	000-50641 (Commission File Number)	31-1718622 (I.R.S. Employer Identification No.)
465 Cleveland Avenue, Westerville, Ohio 43082
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: 614-895-2000
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On December 16, 2005, ProCentury Corporation (the “Company”), issued a press release announcing that its Board of Directors authorized a share repurchase program on December 15, 2005 whereby the Company may repurchase up to $10 million of the Company’s outstanding common shares. The repurchase program will expire on December 15, 2006.
     The share repurchase program will be conducted under the provisions of Rule 10b-18 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Purchases may be made in the open market or in privately negotiated transactions from time to time, as market conditions warrant. The Company may also implement all or part of the repurchase program pursuant to a plan meeting the conditions of Rule 10b5-1 under the Exchange Act.
     A copy of the press release including such announcement is filed as Exhibit 99.
Item 9.01 Financial Statements and Exhibits.
          (c) Exhibits.
                99 Press release dated December 16, 2005.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROCENTURY CORPORATION (Registrant)
Date: December 16, 2005	By:	/s/ Erin E. West
Erin E. West
Chief Financial Officer

EXHIBIT INDEX
     99  Press release dated December 16, 2005.